UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 4, 2013

WELLCARE HEALTH PLANS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-32209	47-0937650
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)
8735 Henderson Road, Renaissance One
	Tampa, Florida	33634
	(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (813) 290-6200

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01    Entry into a Material Definitive Agreement.
On December 4, 2013, WellCare Health Plans, Inc. (“WellCare”) received the executed Amended Managed Care Contract (the “Amended and Restated Kentucky Medicaid Contract”) between the Commonwealth of Kentucky, Finance and Administration Cabinet (the “Cabinet”), on behalf of its Department for Medicaid Services (the “Department”) and WellCare Health Insurance Company of Kentucky, Inc. (f/k/a WellCare Health Insurance of Illinois, Inc.) d/b/a WellCare of Kentucky, Inc. (“WCKY”), a wholly-owned subsidiary of WellCare. The Amended and Restated Kentucky Medicaid Contract amends and restates the Medicaid Managed Care Contract dated July 6, 2011, between WCKY and the Cabinet, which was filed as Exhibit 10.40 to WellCare’s Annual Report on Form 10K for the year ended December 31, 2012.
The Amended and Restated Kentucky Medicaid Contract applies to Kentucky Medicaid Managed Care Regions 1, 2, 4, 5, 6, 7 and 8. WCKY serves Kentucky Medicaid Managed Care Region 3 under a separate contract with the Cabinet. The Amended and Restated Kentucky Medicaid Contract is effective as of October 1, 2013.
The Amended and Restated Kentucky Medicaid Contract establishes the capitation rates payable to WCKY for the period July 1, 2014 through June 30, 2015. The rates vary by member depending on the member’s age, sex and geographic location as well as the specific Medicaid program in which the member participates. WellCare currently estimates that the rates applicable July 1, 2014, will be an overall increase of approximately 0.7% for WCKY’s Kentucky Medicaid business (including Region 3).
Among other things, the amendments contained in the Amended and Restated Kentucky Medicaid Contract also:

•
Extend the term of the Amended and Restated Kentucky Medicaid Contract through the first renewal period (through June 30, 2015) with three additional one year renewals remaining available upon mutual agreement of the parties;

•
Implement risk adjustments to the rates payable to plans to provide higher compensation for members whose health care costs are predicted to be higher than average and lower compensation for those whose health care costs are predicted to be lower;

•
Expand the scope of persons eligible to become members of WCKY’s plan to include certain persons (“ACA Expansion Members”) who will become eligible as of January 1, 2014, through the Medicaid expansion provisions of the Affordable Care Act (the “ACA”) and establishes the capitation rate payable for such ACA Expansion Members for the period of January 1, 2014 through June 30, 2015;

•
Provide for the mass auto-assignment of the ACA Expansion Members upon the effectiveness of the expansion; ACA Expansion Members will be auto-assigned to those plans that have passed a readiness review with respect to the ACA expansion and will be based on an algorithm that:

◦	Seeks to assign members in the same family to the same plan;

◦	Seeks to maintain continuity of care, using available claims history to assign ACA Expansion Members to plans in which their current providers are participating network providers;

◦	Gives greater weight to the needs of children and individuals with special health care needs in determining which plan is most suitable for their families; and

◦
Imposes maximum and minimum thresholds with respect to the percentage of ACA Expansion Members that will be auto-assigned to any particular plan in a particular region during the period of January 1, 2014 – June 30, 2015, with the maximum percentage ranging from 35% to 65% and the minimum percentage ranging from 16% to 30%, depending on the number of participating plans in the region; and

•
Require WCKY to comply with the Managed Behavioral Healthcare Organization accreditation requirements established by the National Committee for Quality Assurance (commonly known as NCQA), including meeting certain standards such as establishing preventive behavioral health programs and a complex case management program and reporting on certain performance measures;

•
Increase the requirements applicable to WCKY’s network of specialists, including: requiring WCKY to include in its network not less than 25% percent of the specialists enrolled in the Department’s fee-for-service program in most regions; and establishing a standard requiring that member access to specialists not exceed 60 miles or 60 minutes;

•	Revise the provisions relating to corrective actions and penalties applicable to WCKY in the event of a performance deficiency by WCKY, including by:

◦
Adding explicit provisions authorizing the Department, when a deficiency requiring corrective action is issued to WCKY, to withhold from 0.5% to 5% percent of the monthly capitation payment payable to WCKY until the deficiency is remedied; and

◦
Revising the liquidated damages payable by WCKY in the event it breaches the contract so that such damages are only payable by WCKY when the actual and consequential damages caused by that breach cannot be demonstrated and increasing the maximum amount of liquidated damages to 10% of WCKY’s annual capitation payment; and

•	Provide for a modified readiness review process in which the Department will review WCKY’s ability to serve ACA Expansion Members.
In addition, the Amended and Restated Kentucky Medicaid Contract includes language acknowledging that additional services will become available to members pursuant to the ACA and that other adjustments to the covered benefits available to members may be necessary to comply with the ACA. With respect to the health insurers’ premium fee under the ACA that will come due in September 2014 for calendar year 2013 premiums, the Amended and Restated Kentucky Medicaid Contract provides that the Department will offer actuarially sound rate adjustments to WCKY prior to January 1, 2014, that will take all actuarially-relevant factors into consideration.
Cautionary Statement Regarding Forward-Looking Statements
This Form 8-K contains “forward-looking” statements that are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Statements that are predictive in nature, that depend upon or refer to future events or conditions, or that include words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “estimates,” and similar expressions are forward-looking statements. For example, statements regarding WellCare’s estimates regarding the overall effect of the new rates in Kentucky are forward-looking statements. Forward-looking statements involve known and unknown risks and uncertainties that may cause WellCare’s actual future results to differ materially from those projected or contemplated in the forward-looking statements. These risks and uncertainties include, but are not limited to, the demographic mix of WCKY’s members, changes in the covered benefits WCKY is required to provide members and WellCare’s ability to estimate and manage medical benefits effectively.
Additional information concerning these and other important risks and uncertainties can be found under the captions “Forward-Looking Statements” and “Risk Factors” in WellCare’s Annual Report on Form 10-K for the year ended December 31, 2012, and in WellCare’s Quarterly Report on Form 10-Q for the period ended September 30, 2013 and other subsequent filings by WellCare with the U.S. Securities and Exchange Commission, which contain discussions of WellCare’s business and the various factors that may affect it. WellCare undertakes no duty to update these forward-looking statements to reflect any future events, developments, or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 9, 2013	WELLCARE HEALTH PLANS, INC. /s/ Lisa G. Iglesias
Lisa G. Iglesias
Senior Vice President, General Counsel and Secretary

5